SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934


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Check the appropriate box:

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6(e)(2))
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(   )  Soliciting Material Pursuant to Rule 14a-12

The Dewey Electronics Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(4)  Date Filed:





THE DEWEY ELECTRONICS CORPORATION


_________________________________________


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


	NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of THE DEWEY ELECTRONICS CORPORATION (the "Corporation") will be held at the office of the Corporation at 27 Muller Road, Oakland, New Jersey, on Wednesday, December 6, 2006 at 10 a.m. (Eastern Standard Time) for the purposes of

(1) electing six directors to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify;

	(2) transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

	The Board of Directors has fixed the close of business on October 24, 2006 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

	If you will be unable to attend the meeting, you are respectfully requested to sign and return the accompanying proxy in the enclosed envelope.



						By Order of the Board of Directors



							FRANCES D. DEWEY

								Secretary




November 3, 2006









THE DEWEY ELECTRONICS CORPORATION
_______________________________________
PROXY STATEMENT

This proxy statement is furnished to the stockholders of The Dewey
Electronics Corporation (hereinafter referred to as the "Corporation") in connection with the solicitation of proxies for the annual meeting of stockholders to be held on December 6, 2006. The mailing address of the Corporation's executive offices is 27 Muller Road, Oakland, New Jersey 07436, and its telephone number is (201) 337-4700. The Corporation plans to commence the mailing of this proxy statement to stockholders on or about November 3, 2006.

The enclosed proxy is solicited by the management of the Corporation. A person giving the proxy has the power to revoke it at any time before its exercise by notice to such effect delivered to the Secretary of the Corporation.

The Corporation will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interviews, by telephone or by electronic means. No additional compensation will be paid to the Corporation's directors, officers or other employees for such services.

It is important that your shares are represented at the meeting.

Whether or not you expect to attend the meeting, please be sure that the enclosed proxy card is properly completed, dated, signed and returned without delay in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time prior to the time it is voted.

VOTING SECURITIES OUTSTANDING; VOTES REQUIRED

Shares of Common Stock, 1,362,031 of which were outstanding as of the close of business on September 30, 2006, are the only voting securities of the Corporation and are entitled to one vote per share. Only holders of Common Stock of record at the close of business on October 24, 2006, will be entitled to vote at the annual meeting of stockholders.

A plurality of the votes cast by the stockholders entitled to vote at the annual meeting is required to elect the director nominees, and a majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to take any other action. Votes withheld, and abstentions and broker non-votes, will not have the effect of votes cast either in favor of or in opposition to a nominee or any other business properly brought before the annual meeting, but will be treated as present for quorum purposes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Corporation's Common Stock, as of September 30, 2006 (except as otherwise noted), by: (i) each person who is known by the Corporation to own beneficially more than five percent of the Corporation's Common Stock, (ii) each of the Corporation's directors and nominees for director, (iii) each of the Corporation's executive officers for whom information is provided in the "Summary Compensation Table" below, and (iv) all executive officers and directors as a group. The information presented in the table is based upon certain filings with the Securities and Exchange Commission by such persons, as indicated in the notes to the table below, or upon information otherwise provided by such persons to the Corporation. According to such filings or other information, such persons have sole voting and investment power with respect to shares reported as beneficially owned (except as indicated in the notes to the table below).

The address of each person who is a director or officer of the Corporation is 27 Muller Road, Oakland, New Jersey 07436.



Name of Beneficial Owner            Number of Shares   % of the
                                    Beneficially       Common
                                    Owned              Stock


Frances D. Dewey                    461,983(1)         33.92%

Hummingbird Management, LLC
460 Park Avenue
NY, NY 10022                        109,863(2)          8.07%

John H.D. Dewey                      78,617(3)          5.72%

LTG. James M. Link (USA Retired)      1,000                *

Nathaniel Roberts                     1,475                *

John B. Rhodes                            0               --

Ronald Tassello                           0               --

Edward L. Proskey                    15,010(4)             *

Stephen P. Krill                          0               --

All Directors and Executive
 Officers as a Group
 (9 persons)                        573,085(5)         41.11%

* Less than 1%.


(1) Does not include any shares of Common Stock beneficially owned by Mrs. Dewey's son, John H.D. Dewey. Mrs. Dewey disclaims any beneficial interest in the shares of Common Stock beneficially owned by John H.D. Dewey.

(2) Based on a Schedule 13D filed with the Securities and Exchange Commission on December 23, 2005.

(3) Includes (1) 30,358 shares of Common Stock owned of record by a trust for the benefit of a daughter of Frances D. Dewey, of which John H.D. Dewey (Mrs. Dewey's son) is the sole trustee, and (2) 3,100 shares of Common Stock held in a custodial account for Mr. Dewey's son who is a minor. Does not include any shares of Common Stock beneficially owned by Mrs. Dewey. Mr. Dewey disclaims any beneficial interest in the shares of Common Stock beneficially owned by Mrs. Dewey. Also includes 12,000 shares issuable upon exercise of stock options granted under the Corporation's 1998 Stock Option Plan.

(4) Includes 5,000 shares issuable upon exercise of stock options granted under the Corporation's 1998 Stock Option Plan.

(5)  Includes 32,000 shares issuable upon exercise of stock options.

ELECTION OF DIRECTORS

At the annual meeting of stockholders, six directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualify. The shares represented by the accompanying proxy will be voted for the re-election of Frances D. Dewey, John H.D. Dewey, LTG James M. Link (USA Ret), Nathaniel Roberts, John B. Rhodes, and Ronald Tassello (who was elected a director by the Board of Directors on September 14, 2006), unless a contrary specification is made. If any such nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the accompanying proxy may be voted for such other person as may be determined by the holders of such proxies, or the Board of Directors may elect to reduce the number of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

Information Concerning Directors and Nominees

The following table sets forth the name of each nominee for election to the Board of Directors, his or her age, principal occupation during the past five years and the name and principal business of any corporation or organization in which such occupation is carried on, and the period during which he or she has served as director. John H.D. Dewey is a son of Frances
D. Dewey.


Name            Age        Principal Occupation             Director
                           During Past Five Years           Since
                           Other Directorships and
                           Positions With Corporation


Frances D.
Dewey           79         Director of the Corporation       1955
                           (Chairperson of the Board since
                           June 14, 2002)
                           Secretary of the Corporation


John H.D.
Dewey          41          President and Chief Executive     1999
                           Officer of the Corporation
                           (since December 4, 2002;
                           Acting Chief Executive Officer
                           from June 14, 2002 until
                           December 4, 2002)

                           Management Consultant
                           (until June 14, 2002)
                           President, Monastery Graphics,
                           Inc. (1)
                           Information Technology Consulting


LTG James M.
Link (USA
Retired)       64          President and Director            2001
                           Teledyne Brown Engineering
                           Systems Engineering


Nathaniel
Roberts        39          President                         1999
                           Managed Citrus, Inc.
                           Citrus Growers


John B.
Rhodes         50          Not-For-Profit Management         2005
                          (Education and Healthcare):
                           Trustee
                           NY Institute for Special
                           Education ("NYISE")

                           Chairman
                           Cornerstone (joint initiative
                           of NYISE and University of Penn.
                           (Graduate School of Education))

                           Trustee (since 2003)
                           Hospital for Joint Diseases,
                            New York City

                           Consultant (since 2003)
                           SPARC (Sickness Prevention Achieved
                           Through Regional Cooperation)

                           Vice President (until 2002)
                          (serving pharmaceutical/biotech
                           and aerospace/defense companies)
                           Booz Allen Hamilton, Inc.
                           Management Consulting


Ronald
Tassello, CPA   49        Chief Financial Officer           2006
                          (since July 2006)
                          HYTORC (division of UNEX Corporation)
                          Industrial Bolting Tools and Technology

                          Chief Financial Officer
                         (from 1996 to July 2006)
                          Alcan Baltek Corporation
                          Producer of Balsa-based Products


(1) Since becoming an employee of the Corporation in 2002, Mr. Dewey has not played an active role in Monastery Graphics' business.

During the Corporation's last fiscal year ended June 30, 2006, the Board of Directors held eight meetings. Each incumbent director attended all meetings, except Messrs. Link, Roberts and Mrs. Dewey who attended seven meetings. On September 14, 2006, the Board expanded the size of the Board from five to six and elected Mr. Tassello as a director.

The Corporation's current policy regarding compensation of directors is to pay $4,000 per annum plus $400 for each Board meeting attended. No payments for services as a director during fiscal year 2006 were made to John H.D. Dewey (who received compensation as an officer of the Corporation). Annual compensation of $33,000 was paid to Frances D. Dewey as Chairperson of the Board, in lieu of the directors fees described above. In December 2001, stockholders approved a Stock Option Plan for Non-Employee Directors under which options exercisable for a total of 50,000 shares of Common Stock may be granted. To date, no options have been granted under this plan, which is administered by the Board.

The Board has a Stock Option Committee which is composed of Messrs.
Dewey, Rhodes and Roberts. The Committee administers the 1998 Stock Option Plan of the Corporation. One meeting was held during the last fiscal year; all members attended. The Board also has an Executive Compensation Committee composed of Messrs. Roberts, Dewey and Link. The Committee administers executive compensation and held one meeting during the last fiscal year; all members attended the meeting.

The Board also has a Business Development Committee composed of John
H.D. Dewey and General Link. During the last fiscal year, General Link received $24,000 for serving on this Committee. No payments for serving on this Committee were made to John H.D. Dewey (who received compensation as an officer of the Corporation).

The Board does not have a nominating committee or an audit committee.

Executive Officers

In addition to John H. D. Dewey (see "Information Concerning Directors and Nominees" above), the Corporation's executive officers are: Edward L. Proskey, age 50, who was elected Vice President, Operations of the Corporation in June 1994 (this title was changed to Senior Vice President, Operations in June 2003); Francis DeLorenzo, age 46, who was elected Vice President, Business Development and Marketing on June 3, 2000 (this title was changed to Vice President, Government Programs in June 2003) and Stephen P. Krill, age 54, who became an employee of the Corporation in September 2005 and was elected Treasurer on December 7, 2005. Previously, from January 16, 2005, Mr. Krill provided financial consulting services to the Corporation as an employee of Resources Global Connections, a temporary financial staffing company; from 2001 to 2005 he was an associate with Robert Half, Inc., also a temporary financial staffing company; and previous to that he spent 15 years at Southco Inc., a manufacturer of access hardware, as a Controller and Corporate Financial Consultant.

Summary Compensation Table

The following table sets forth the aggregate compensation paid by the Corporation during the Corporation's last three fiscal years to (1) the chief executive officer of the Corporation and (2) the other executive officers of the Corporation whose aggregate of salary and bonus compensation for the fiscal year ended June 30, 2006 exceeded $100,000.

Name and Principal      Fiscal       Salary    Bonus       Securities
Position                Year Ended                         Underlying
                                                           Options/SARs (#)

John H.D. Dewey,
  President and Chief
  Executive Officer     June 30,
                            2006     $132,175        --         --
                        June 30,
                            2005     $130,000        --         --
                        June 30,
                            2004     $128,461   $15,000         --

Stephen P. Krill (1)
  Treasurer             June 30,
                            2006     $100,800        --         --
                        June 30,
                            2005           --        --         --
                        June 30,
                            2004           --        --         --

Edward L. Proskey
  Senior VP Operations  June 30,
                            2006     $107,197        --         --
                        June 30,
                            2005     $ 99,485        --         --
                        June 30,
                            2004     $ 98,799        --         --


(1) Mr. Krill became an employee of the Corporation in September 2005 and was elected Treasurer in December 2005. See "Executive Officers" above.

Stock Options

The Corporation did not grant any stock options to its executive officers during the fiscal year ended June 30, 2006.

None of the executive officers of the Corporation for whom information is provided in the "Summary Compensation Table" above exercised any stock options during the Corporation's last fiscal year (ended June 30, 2006). The following table sets forth, for each such executive officer, the total number of securities underlying unexercised options as of the end of the Corporation's last fiscal year (June 30, 2006). No options held by such executive officers were in-the-money as of June 30, 2006.



    Name                          Number of Securities
                                  Underlying Unexercised
                                  Options at Fiscal Year End (#)

                                  Exercisable           Unexercisable
John H.D. Dewey                   12,000                      --

Edward L. Proskey                  5,000                      --

Stephen P. Krill                      --                      --

Retirement Benefits

The Corporation has a non-contributory pension plan for all active employees, under which, in general, employees with 25 or more years of service can receive 20% of their average monthly earnings (based on earnings during the five years preceding retirement) up to a specified maximum of $850 per month for life assuming normal retirement at age 65 and vested employees with lesser service receive lesser amounts. Upon the employee's death, 50% of the monthly benefit is payable to the employee's spouse for life. Mrs. Dewey receives survivor's benefits of $602 per month but does not otherwise participate in the pension plan. The Corporation's executive officers will receive the monthly maximum amount of $850 at retirement, based upon current compensation levels and assuming normal retirement at age 65.

Certain Relationships and Related Transactions

During 1988, Gordon C. Dewey, the Corporation's co-founder, lent the Corporation a total of $200,000, pursuant to an unsecured demand note bearing interest at the rate of 9 percent per annum. On June 30, 2006, the Corporation repaid the demand note payable to Frances D. Dewey, Mr. Dewey's widow.

Insurance Arrangements

The Corporation has insurance coverage under which its directors and officers (as well as the Corporation) are indemnified under certain circumstances with respect to litigation and other costs and liabilities arising out of actual or alleged misconduct of such directors and officers. The Corporation pays all premiums to the insurer, the Federal Insurance Company of the Chubb Group of Insurance Companies.

Section 16(a) Beneficial Ownership Reporting Compliance

For the fiscal year ended June 30, 2006, based solely on a review of copies of reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers and directors were complied with.

Certain Corporate Governance Matters

Code of Business Conduct and Ethics. The Corporation has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees. A copy of the code is available, free of charge, upon written request to the Corporate Secretary, The Dewey Electronics Corporation, at the Corporation's executive offices. Any substantive amendments to the code and any grant of a waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in a report on Form 8-K.

Stockholder Communications with the Board of Directors.  The
Corporation's Board of Directors has adopted the following policy by which stockholders may communicate with the Board or with individual directors or Board committees. The communication should be in writing, addressed to the Board or applicable committee or directors, c/o Corporate Secretary, The Dewey Electronics Corporation, at the Corporation's executive offices. The Corporate Secretary will review all such correspondence received and will periodically, at least quarterly, forward to the applicable directors a summary of all such correspondence together with copies of correspondence that the Corporate Secretary believes should be seen in its entirety. Correspondence or summaries will be forwarded to the applicable directors on an expedited basis where the Corporate Secretary deems it appropriate. Communications raising concerns related to the Corporation's accounting, internal controls, or auditing matters will be immediately brought to the attention of those members of the Board of Directors who are responsible for the oversight of the Corporation's accounting and financial reporting practices (currently, the entire Board of Directors).

Directors may at any time review a log of correspondence received by the Corporation that is addressed to the director (or to the full Board or a Board committee on which he or she serves) and may request copies of any such correspondence.

The Corporation believes that it is important for directors to directly hear concerns expressed by stockholders. Accordingly, it is the Corporation's policy that Board members are expected to attend the Annual Meeting of Stockholders absent a compelling commitment that prevents such attendance.
All current members of the Board who served at the time of the December 2005 Annual Meeting attended such meeting.

Director Nominations. The candidates for election as directors at the annual meeting have been nominated by the Board. The Corporation does not have a nominating committee; the Board believes that it is desirable for such decisions to be made by the entire Board. Recently implemented SEC rules require that the Corporation disclose whether members of the Board of Directors who are responsible for the nominating function are "independent", as that term is defined in stock exchange or Nasdaq rules. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, LTG James M. Link, Nathaniel Roberts, John B. Rhodes and Ronald Tassello would be "independent" directors for these purposes and John H.D. Dewey and Frances D. Dewey would not be "independent" directors for these purposes.

In evaluating director candidates for purposes of recommending director candidates to the Board, the Board will consider the following factors: the candidate's moral character and personal integrity; whether the candidate has expertise and experience relevant to the Corporation's business; whether the candidate's expertise and experience complements the expertise and experience of the other directors; whether the candidate would be independent of any particular constituency and able to represent the interests of all stockholders of the Corporation; the congeniality of the candidate with the other directors; whether the candidate would have sufficient time available to devote to Board activities; and any other factors deemed relevant by the Board. Ronald Tassello, who was elected a director by the Board of Directors in September 2006, was recommended to the Board for consideration by an employee of the Corporation's former auditor.

The Board will consider director candidates recommended by stockholders of the Corporation. Stockholders may recommend an individual for consideration by submitting to the Board the name of the individual, his or her background (including education and employment history), a statement of the particular skills and expertise that the candidate would bring to the Board, the name, address and number of shares of the Corporation beneficially owned by the stockholder submitting the recommendation, any relationship or interest between such stockholder and the proposed candidate, and any additional information that would be required under applicable SEC rules to be included in the Corporation's proxy statement if such proposed candidate were to be nominated as a director.

Such submissions should be addressed to the Board of Directors c/o
Corporate Secretary, at the Corporation's executive offices. In order for a candidate to be considered for any annual meeting, the submission must be received by the Corporation no later than the May 15 preceding such annual meeting. The Corporation anticipates that its next annual meting will be held in December 2007 (the month when it typically holds its annual meetings).

The Board will evaluate the biographical information and background material relating to each potential candidate and may seek additional information from the submitting stockholder, the potential candidate, and/or other sources. The Board may hold interviews with selected candidates. Individuals recommended by stockholders will be considered under the same factors as individuals recommended by other sources.

"Audit Committee Financial Expert."  The Corporation does not have an
"audit committee financial expert" serving on its Board of Directors, as that term is defined by SEC rules. The Board believes that the directors collectively have sufficient knowledge of financial and auditing matters to effectively oversee the Corporation's accounting and financial reporting practices. Furthermore, the Board has the power to engage experts or consultants as it deems appropriate to carry out its responsibilities.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent registered public accounting firm selected by the Board of Directors for the Corporation's current fiscal year is Amper, Politziner & Mattia, P.C. ("AP&M"). It is expected that a representative of AP&M will be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Effective July 17, 2006, the Board of Directors dismissed Deloitte &
Touche LLP ("Deloitte") as the Corporation's independent registered public accounting firm and engaged AP&M as the Corporation's new independent registered public accounting firm. No accountant's report on the financial statements for the Corporation's fiscal years ended June 30, 2005 and 2004 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the Corporation's fiscal years ended June 30, 2005 and 2004 and the subsequent interim periods through the date of Deloitte's dismissal, there were no "disagreements" (as such term is used in Item 304 (a)(1)(iv) of Regulation S-
K) with Deloitte at any time regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the Corporation's fiscal years ended June 30, 2005 and 2004 and the subsequent interim periods through the date of Deloitte's dismissal, no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) arose in the context the of the Corporation's relationship with Deloitte.

During the periods described in the preceding paragraph prior to engaging AP&M, the Corporation did not consult AP&M regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, and AP&M did not provide either a written report or oral advice to the Corporation that AP&M concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Fees

Audit Fees. The aggregate fees billed for professional services rendered by AP&M for the audit of the Corporation's annual financial statements for the fiscal year ended June 30, 2006 were $75,000. AP&M did not render any audit services to the Corporation for the fiscal year ended June 30, 2005.

The aggregate fees billed for audit services rendered by Deloitte for the fiscal years ended June 30, 2006 and June 30, 2005 were $45,000 and $95,000, respectively. For the fiscal year ended June 30, 2006, these services consisted of review of the Corporation's quarterly financial statements. For the fiscal year ended June 20, 2005, these services consisted of reviews of the Corporation's quarterly financial statements and audit of the Corporation's annual financial statements.

Tax Fees. Neither AP&M nor Deloitte provided tax services to the Corporation in fiscal year 2006. In the fiscal year ended June 30, 2005, there were no fees billed by AP&M for tax services rendered to the Corporation. In the fiscal year ended June 30, 2005, the aggregate fees billed by Deloitte for tax services rendered to the Corporation were $2,265. Such services consisted of research for tax planning.

Audit-Related Fees; All Other Fees. In the fiscal years ended June 30, 2006 and June 30, 2005, there were no other fees billed by AP&M or Deloitte for professional services rendered to the Corporation.

Audit Report

The Board does not have an audit committee. The Board as a whole is responsible for the oversight of the Corporation's accounting and financial reporting practices. Management is responsible for preparing the Corporation's financial statements and the Corporation's independent registered public accounting firm is responsible for auditing those statements.

In discharging its oversight responsibility, the Board (1) reviewed and discussed the audited financial statements of the Corporation at and for the fiscal year ended June 30, 2006 with management, (2) received from the independent registered public accounting firm in writing the matters required to be communicated by Statement on Auditing Standards No. 61, (3) received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board's Standard No. 1 and (4) discussed with the independent registered public accounting firm the matters referred to in Statement on Auditing Standards No. 61 and the auditors' independence from the Corporation.

Based on the reviews and discussions referred to above, the Board included the Corporation's audited financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the Securities and Exchange Commission.

Submitted by the Board of Directors,

Frances D. Dewey
John H.D. Dewey
LTG James M. Link (USA Ret)
Nathaniel Roberts
John B. Rhodes
Ronald Tassello

STOCKHOLDER PROPOSALS

Any proposals of stockholders which are intended to be presented at the Corporation's next annual meeting of stockholders must be received by the Corporation for inclusion in the Corporation's proxy statement and form of proxy relating to such meeting not later than July 6, 2007. If a stockholder proposal is received by the Corporation after September 18, 2007, the persons named as proxies in the form of proxy for the Corporation's 2007 Annual Meeting of Stockholders will be entitled to exercise their discretionary voting power with respect to such proposal.

DISCRETIONARY AUTHORITY

While the notice of annual meeting of stockholders calls for transaction of such other business as may come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. The accompanying form of proxy gives discretionary authority, however, in the event that any additional matters should be presented.

By Order of the Board of Directors

FRANCES D. DEWEY

Secretary

November 3, 2006









REVOCABLE PROXY
THE DEWEY ELECTRONICS CORPORATION

__PLEASE MARK VOTES AS IN THIS EXAMPLE

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints FRANCES D. DEWEY AND JOHN H.D. DEWEY, or either of them, with power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of The Dewey Electronics Corporation to be held on December 6, 2006 at 10:00 A.M. (Eastern Standard
Time) at the offices of the Corporation at 27 Muller Road, Oakland, New Jersey, and any adjournments thereof with all power which the undersigned would possess if personally present and to vote all shares of common stock of the Corporation held by the undersigned, which may be entitled to vote at said meeting upon the following matter and upon other matters as may come before the meeting.

1.  ELECTION OF DIRECTORS      FOR      WITHHOLD         FOR ALL EXCEPT
     (except as marked to the contrary below)

Frances D. Dewey, John H.D. Dewey, James M. Link,
John Rhodes, Nathaniel Roberts, Ronald Tassello

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:


This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of the nominees listed above.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President, or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this        Date_______________
Proxy in the box below.

_______________________________    _____________________________
Stockholder sign above             Co-holder (if any sign above)